Exhibit 99.2
November 10, 2008 Fannie Mae 2008 Q3 10-Q Credit Supplement

These materials present tables and other information about Fannie Mae, including information contained in Fannie Mae's Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, or 2008 Q3 Form 10-Q. Some of the terms used in these materials are defined and discussed more fully in the 2008 Q3 Form 10-Q and Fannie Mae's Annual Report on Form 10-K for the year ended December 31, 2007, or 2007 Form 10-K. These materials should be reviewed together with the 2008 Q3 Form 10^Q and the 2007 Form 10^K, copies of which are available on Fannie Mae's website at www.fanniemae.com under the "Investor Relations" section of the Web site. This presentation includes forward-looking statements relating to future home price declines. These statements are based on our opinions, analyses, estimates, forecasts and other views on a variety of economic and other information, and changes in the assumptions and other information underlying these views could produce materially different results. The impact of future home price declines on our business, results or financial condition will depend on many other factors.

Table of Contents

Home Price Growth Rates in the U.S. Growth rates are from period-end to period-end. We expect 2008 home price declines to be in the upper end of our estimated 7% to 9% range. We expect peak-to-trough declines in home prices to be in the upper end of our estimated 15% to 19% range. Note: Using the S&P/Case-Shiller weighting method, but excluding the increased impact of foreclosure sales on that index, our 2008 expected home price decline would be 10-13% (vs. 7-9%); our expected peak-to-trough decline would be 20-25% (vs. 15-19%). If we included foreclosed property sales in the index, the S&P/Case-Shiller equivalent to the Fannie Mae Home Price Index would be 12-16% for 2008 and 27-32% peak-to-trough. The S&P/Case-Shiller Index is value-weighted, whereas the Fannie Mae index is unit-weighted; hence the S&P/Case-Shiller index places greater weight on higher cost metropolitan areas. In addition, the S&P/Case Shiller index includes foreclosure sales; foreclosure sales are excluded from the Fannie Mae index and from this forecast. Foreclosure sales tend to depress the S&P/Case Shiller index relative to the Fannie Mae index. S&P/Case Shiller Index 9.8% 7.7% 10.6% 10.7% 14.6% 14.7% 0.2% -8.9% Fannie Mae Home Price Index -7% to -9%

Home Price Growth 2006 Q2 - 2008 Q3 and Percentage of Fannie Mae's Single-Family Conventional Mortgage Credit Book of Business Source: Fannie Mae. Based on available data as of September 30, 2008. Including subsequent data may produce different results. - State/Region Growth Rate % - % of Single-Family Conventional Mortgage Credit Book of Business by Unpaid Principal Balance United States -9.7% West North Central -2.7% 5.3% Mountain -15.0% 9.4% West South Central 4.7% 7.0% East South Central 2.8% 3.8% East North Central -7.5% 13.1% New England -9.0% 5.9% Middle Atlantic -3.1% 11.8% South Atlantic -15.5% 21.5% Pacific -24.6% 21.6% State Growth Below -15% -15% to -10% -5% to 0% 0% to 5% Above 5% -10% to -5%

Fannie Mae Credit Profile by Key Product Features Note: Categories are not mutually exclusive; numbers are not additive across columns. Credit Characteristics of Single-Family Conventional Mortgage Credit Book of Business * Excludes non-Fannie Mae securities held in portfolio and Alt-A and subprime wraps, for which Fannie Mae does not have loan-level information. Fannie Mae has access to detailed loan-level information on approximately 96% of our conventional single-family mortgage credit book of business. Certain data contained in this presentation are based upon information that Fannie Mae receives from third-party sources. Although Fannie Mae generally considers this information reliable, it does not guarantee that it is accurate or suitable for any particular purpose.

Fannie Mae Credit Profile by Vintage and Key Product Features Credit Characteristics of Single-Family Conventional Mortgage Credit Book of Business by Vintage * Excludes non-Fannie Mae securities held in portfolio and Alt-A and subprime wraps, for which Fannie Mae does not have loan-level information. Fannie Mae has access to detailed loan-level information on approximately 96% of our conventional single-family mortgage credit book of business. Certain data contained in this presentation are based upon information that Fannie Mae receives from third-party sources. Although Fannie Mae generally considers this information reliable, it does not guarantee that it is accurate or suitable for any particular purpose.

Data as of September 30, 2008 is not necessarily indicative of the ultimate performance and are likely to change, perhaps materially, in future periods. Consistent with industry trends, 2006 and 2007 vintages performing poorly. Defaults for the 2008 vintage through 2008 Q2 have been negligible. Note: Cumulative default rates include loans that have been liquidated other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, preforeclosure sales, sales to third parties and deeds in lieu of foreclosure.

Fannie Mae Credit Profile by State Credit Characteristics of Single-Family Conventional Mortgage Credit Book of Business by State * Excludes non-Fannie Mae securities held in portfolio and Alt-A and subprime wraps, for which Fannie Mae does not have loan-level information. Fannie Mae has access to detailed loan-level information on approximately 96% of our conventional single-family mortgage credit book of business. Certain data contained in this presentation are based upon information that Fannie Mae receives from third-party sources. Although Fannie Mae generally considers this information reliable, it does not guarantee that it is accurate or suitable for any particular purpose.

Single-Family Serious Delinquency Rates by State and Region

Home Price Growth/Decline and Fannie Mae Real Estate Owned (REO) in Key States On a national basis, REO net sales prices compared with unpaid principal balances of mortgage loans have decreased as follows, driving increases in loss severities. 93% in 2005 89% in 2006 78% in 2007 74% in 2008 Q1 74% in 2008 Q2 70% in 2008 Q3 Single-Family REO and Home Price Statistics for Selected States (1)

Fannie Mae Alt-A Credit Profile by Key Product Features Credit Characteristics of Single-Family Mortgage Credit Book of Business by Vintage * Excludes non-Fannie Mae securities held in portfolio and Alt-A and subprime wraps, for which Fannie Mae does not have loan-level information. Fannie Mae has access to detailed loan-level information on approximately 96% of our conventional single-family mortgage credit book of business. Certain data contained in this presentation are based upon information that Fannie Mae receives from third-party sources. Although Fannie Mae generally considers this information reliable, it does not guarantee that it is accurate or suitable for any particular purpose.

Fannie Mae Alt-A Loans Versus Loans Underlying Private-Label Alt-A Securities Private-label securities data source are from First American CoreLogic, LoanPerformance data, which estimates it captures 97 percent of Alt-A private- label securities. The private-label securities data include some loans that Fannie Mae holds in its Alt-A securities portfolio. Certain amounts have been calculated by Fannie Mae. Fannie Mae's Alt-A guaranty book of business has more favorable credit characteristics than the loans backing private-label Alt-A securities and is performing better across vintages. Private label security data source: First American CoreLogic, LoanPerformance data. Note: Last data point on each curve is as of August 31, 2008. All other data points are as of quarter end.

Workouts by Type Modifications involve adding past due interest amounts to the loan principal amount and recovering them over the remaining life of the loan or through an extension of the term, and other loan adjustments. HomeSaver Advance involves providing unsecured, personal loans to help borrowers after a temporary financial difficulty to bring their delinquent mortgage loans current. Repayment plans involve plans to repay past due principal and interest over a reasonable period of time through temporarily higher monthly payments. Loans with repayment plans are included for loans that were at least 60 days delinquent; our 2007 Form 10-K reported loans with repayment plans only for loans that were at least 90 days delinquent. Forbearances involve an agreement to suspend or reduce borrower payments for a period of time. In a preforeclosure sale, the borrower, working with the servicer, sells the home and pays off all or part of the outstanding loan, accrued interest and other expenses from the sale proceeds. Deeds in lieu of foreclosure involve the borrower signing over title to the property without the added expense of a foreclosure proceeding.

Nonperforming Single-Family and Multifamily Assets